UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

Cheetah Net Supply Chain Service Inc.

(Exact name of registrant as specified in its charter)

North Carolina	001-41761	81-3509120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8707 Research Drive, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 740-7799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CTNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 6, 2026, the audit committee of the board of directors of Cheetah Net Supply Chain Service Inc. (the “Corporation”) approved the dismissal of Assentsure PAC (“Assentsure”) and the engagement of Tang Qian & Associates PLLC (“Tang Qian”) to serve as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2026.

Assentsure was the Corporation’s independent registered public accounting firm from October 2, 2023 to January 6, 2026. Assentsure’s reports on the Corporation’s financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Corporation’s two most recent fiscal years and through January 6, 2026, there were no disagreements with Assentsure on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Assentsure’s satisfaction, would have caused Assentsure to make reference to the subject matter of the disagreement in connection with its report on the Corporation’s financial statements for such periods. Furthermore, during the Corporation’s two most recent fiscal years and through January 6, 2026, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except for the previously disclosed identification of material weaknesses in the Company’s internal control over financial reporting.

The Corporation has provided Assentsure with a copy of the above disclosure and requested that Assentsure furnish a letter addressed to the U.S. Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of Assentsure’s letter is filed hereto as Exhibit 16.1.

During the Corporation’s two most recent fiscal years and through January 6, 2026, neither the Corporation nor anyone on its behalf consulted Tang Qian with respect to any matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
16.1	Letter, dated January 7, 2026, from Assentsure addressed to the Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cheetah Net Supply Chain Service Inc.

Date: January 7, 2026	By:	/s/ Huan Liu
Huan Liu
Chief Executive Officer, Director, and Chairman of the Board of Directors (Principal Executive Officer)